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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of report (Date of earliest
                                event reported):

                                 January 7, 2004
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                            LIFEPOINT HOSPITALS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                           0-29818                      52-2165845
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(State or Other                  (Commission File               (I.R.S. Employer
Jurisdiction of                        Number)                    Identification
Incorporation)                                                         Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4

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Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

               None required

     (b)  Pro forma financial information.

               None required

     (c)  Exhibits.

               99 Copy of press release issued by the Company on January 7, 2004, with respect to LifePoint's guidance for 2004.

Item 12. Results of Operations and Financial Condition.

     On January 7, 2004, LifePoint Hospitals, Inc. (the "Company") issued a press release announcing its 2004 guidance. See the press release attached as Exhibit 99.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFEPOINT HOSPITALS, INC.


                                            By:   /s/Michael J. Culotta
                                                --------------------------------
                                                     Michael J. Culotta
                                                     Senior Vice President and
                                                     Chief Financial Officer


Date:    January 7, 2004

                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibits
------           -----------------------

 99              Copy of press release issued by the Company on January 7, 2004.